UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018
ORGANOVO HOLDINGS, INC.
(Exact name of registrant as specified in its charter) Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr., San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 224-1000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Organovo Holdings, Inc. (the “Company”) held on July 26, 2018, the Company’s stockholders approved an amendment and restatement to the 2012 Equity Incentive Plan (the “Plan”) to (i) increase the number of shares of the Company’s common stock available for issuance under the Plan by 11,000,000 shares and (ii) extend the term of the Plan through July 26, 2028 (the “Amended and Restated Plan”). The Company’s Board of Directors (the “Board”) previously approved the Amended and Restated Plan, and recommended its approval by the Company’s stockholders, on May 24, 2018.

A more complete summary of the terms of the Amended and Restated Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 15, 2018 (the “Proxy Statement”). That summary and the foregoing summary of the Amended and Restated Plan are not complete and are qualified in their entirety by reference to the full text of the Amended and Restated Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders voted on and approved a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s Common Stock from 150,000,000 to 200,000,000 shares. Immediately following the Annual Meeting, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware.

A more complete summary of the Certificate of Amendment is set forth in the Proxy Statement.  That summary and the foregoing summary of the Certificate of Amendment are qualified in their entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 26, 2018.   Of the 111,126,625 shares of the Company’s Common Stock outstanding as of the May 29, 2018 record date, 84,866,457 shares, or 76.4%, were represented at the Annual Meeting either in person or by proxy.

In accordance with the Company’s Bylaws, the presence of the holders of at least a majority of the outstanding shares of common stock at the Annual Meeting, whether represented in person or by proxy, constituted a quorum for the transaction of business at the Annual Meeting. Votes “For,” “Withheld,” “Against,” “Abstentions” and “Broker Non-Votes” were each counted as present at the Annual Meeting for purposes of determining the presence of a quorum. Broker Non-Votes are shares held in street name by brokers, banks or other nominees who were present in person or represented by proxy at the Annual Meeting, but which were not voted on a proposal because the brokers, banks or nominees did not have discretionary authority with respect to that proposal and they had not received voting instructions from the beneficial owner prior to the Annual Meeting. Under the Company’s Bylaws, the Class I director is elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, which means that the director nominee receiving the highest number of “For” votes was elected.  Approval of Proposals 2, 4 and 5 each required the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions and Broker Non-Votes (if applicable) are not considered to be votes cast under the Company’s Bylaws, and as a result, have no effect on the outcome of the vote on Proposals 2, 4 and 5. Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the record date.  As a result, abstentions have the same effect as an “Against” vote on Proposal 3.

A description of each proposal voted upon at the Annual Meeting is described in detail in the Company’s Proxy Statement. The number of votes cast “For” and “Withheld” and “Against” and the number of “Abstentions” and “Broker Non-Votes” with respect to each proposal voted upon are set forth below.

(1)Election of Directors. The Company’s stockholders elected Kirk Malloy, Ph.D., as a Class I director, with the approval of 97.2% of the votes cast, to hold office until the 2021 Annual Meeting of Stockholders and until his successor is elected and qualified. The following table shows the tabulation of the votes cast “For” and “Withheld” Dr. Malloy as well as the “Broker Non-Votes” submitted for this proposal:

Director	For	Withheld	Broker Non-Votes
Kirk Malloy, Ph.D.	30,701,831	877,889	53,286,737

(2)Ratification of Auditors. The Company’s stockholders ratified the appointment of Mayer Hoffman McCann P.C., with the approval of 98.4% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The following table shows the tabulation of the votes cast “For” and “Against” this proposal as well as the “Abstentions” submitted for this proposal:

For	Against	Abstentions
82,961,266	1,344,066	561,125

(3)Increase in Authorized Shares. The Company’s stockholders approved a Certificate of Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 shares to 200,000,000 shares, with the approval of 65.3% of the Company’s outstanding Common Stock as of the record date.  The following table shows the tabulation of the votes cast “For” and “Against” this proposal as well as the “Abstentions” submitted for this proposal:

For	Against	Abstentions
72,586,099	11,537,507	742,851

(4)Amended and Restated 2012 Equity Incentive Plan.  The Company’s stockholders approved an amendment and restatement of the Company’s 2012 Equity Incentive Plan, which among other changes described in the Company’s Proxy Statement, increases the number of shares of Common Stock issuable under the Plan, with the approval of 80.0% of the votes cast.  The following table shows the tabulation of the votes cast “For” and “Against” this proposal as well as the “Abstentions” and “Broker-Non-Votes” submitted for this proposal:

For	Against	Abstentions	Broker Non-Votes
25,063,433	6,270,318	245,969	53,286,737

(5)Executive Compensation. The Company’s stockholders, on a non-binding, advisory basis, approved the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, with the approval of 93.3% of the votes cast. The following table shows the tabulation of the votes cast “For” and “Against” this proposal as well as the “Abstentions” and “Broker-Non-Votes” submitted for this proposal:

For	Against	Abstentions	Broker Non-Votes
29,034,800	2,079,868	465,052	53,286,737

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment.

10.1	Amended and Restated 2012 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: July 26, 2018	/s/ Taylor Crouch
Taylor Crouch
Chief Executive Officer and President